INVESCO BOND FUNDS, INC.

                                    EXHIBITS


SUB-ITEM 77Q1(a)        Articles Supplementary to the Articles of Incorporation
                        of INVESCO Bond Funds, Inc. which were previously filed with Post-Effective Amendment No. 45 to INVESCO Bond
                        Funds, Inc.'s Registration Statement on  December 12,
                        2000 and incorporated herein reference.